UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2025

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33409	20-0836269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street
Bellevue, Washington
(Address of principal executive offices)

98006-1350
(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC
3.550% Senior Notes due 2029	TMUS29	The NASDAQ Stock Market LLC
3.700% Senior Notes due 2032	TMUS32	The NASDAQ Stock Market LLC
3.150% Senior Notes due 2032	TMUS32A	The NASDAQ Stock Market LLC
3.850% Senior Notes due 2036	TMUS36	The NASDAQ Stock Market LLC
3.500% Senior Notes due 2037	TMUS37	The NASDAQ Stock Market LLC
3.800% Senior Notes due 2045	TMUS45	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

On August 5, 2025, T-Mobile US, Inc. (the “Company”), together with T-Mobile USA, Inc., its wholly-owned subsidiary (“T-Mobile USA”), settled the previously announced exchange offers and consent solicitations (the “Exchange Offers and Consent Solicitations”), in connection with the Company’s acquisition of certain assets from Array Digital Infrastructure, Inc. (formerly known as United States Cellular Corporation), which closed on August 1, 2025.

Pursuant to the settlement of the Exchange Offers and Consent Solicitations, on August 5, 2025, T-Mobile USA issued $488,860,000 million in aggregate principal amount of its 6.700% Senior Notes due 2033 (the “2033 Notes”), $393,481,525 million in aggregate principal amount of its 6.250% Senior Notes due 2069 (the “2069 Notes”), $400,797,075 million in aggregate principal amount of its 5.500% Senior Notes due March 2070 (the “March 2070 Notes”) and $394,753,475 million in aggregate principal amount of its 5.500% Senior Notes due June 2070 (the “June 2070 Notes” and, together with the 2033 Notes, the 2069 Notes and the March 2070 Notes, the “Notes”). The Notes were issued pursuant to an Indenture, dated as of September 15, 2022 (the “Base Indenture”), among T-Mobile USA, the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as amended and supplemented by (i) a Twenty-Ninth Supplemental Indenture, dated as of August 5, 2025 (the “Twenty-Ninth Supplemental Indenture”), with respect to the 2033 Notes, (ii) a Thirtieth Supplemental Indenture, dated as of August 5, 2025 (the “Thirtieth Supplemental Indenture”), with respect to the 2069 Notes, (iii) a Thirty-First Supplemental Indenture, dated as of August 5, 2025 (the “Thirty-First Supplemental Indenture”), with respect to the March 2070 Notes and (iv) a Thirty-Second Supplemental Indenture, dated as of August 5, 2025 (the “Thirty-Second Supplemental Indenture”), with respect to the June 2070 Notes (the Base Indenture, as amended and supplemented by each of the Twenty-Ninth Supplemental Indenture, the Thirtieth Supplemental Indenture, the Thirty-First Supplemental Indenture and the Thirty-Second Supplemental Indenture, each an “Indenture” and, collectively, the “Indentures”), in each case among T-Mobile USA, the Company, the other guarantors party thereto and the Trustee. The offering of the Notes was registered pursuant to a registration statement on Form S-4 that the Company, T-Mobile USA and certain guarantors filed with the U.S. Securities and Exchange Commission on May 20, 2025, as amended (File No. 333-287414).

The 2033 Notes will bear interest at a rate of 6.700% per year and mature on December 15, 2033. The 2069 Notes will bear interest at a rate of 6.250% per year and mature on September 1, 2069. The March 2070 Notes will bear interest at a rate of 5.500% per year and mature on March 1, 2070. The June 2070 Notes will bear interest at a rate of 5.500% per year and mature on June 1, 2070. T-Mobile USA will pay interest on the 2033 Notes semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2025. T-Mobile USA will pay interest on the 2069 Notes, March 2070 Notes and June 2070 Notes quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on September 1, 2025. The 2069 Notes, March 2070 Notes and June 2070 Notes will be listed on Nasdaq’s Global Select Market and such notes are expected to trade on Nasdaq’s Global Select Market on or promptly following the date hereof. T-Mobile USA does not intend to apply for the 2033 Notes to be listed on any securities exchange or to arrange for the 2033 Notes to be quoted on any quotation system.

T-Mobile USA’s obligations under the Notes will be guaranteed on a senior unsecured basis initially by the Company and certain wholly-owned subsidiaries, subject to release under the conditions provided in the applicable Indenture.

The above description of the Indentures is a summary only and is subject to, and qualified entirely by, the Base Indenture, the Twenty-Ninth Supplemental Indenture, the Thirtieth Supplemental Indenture, the Thirty-First Supplemental Indenture and the Thirty-Second Supplemental Indenture, as applicable, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

On August 1, 2025, the Company, together with T-Mobile USA, issued a press release announcing successful completion of the Exchange Offers and Consent Solicitations. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits

The following exhibits are provided as part of this Current Report on Form 8-K:

(d) Exhibits:

Exhibit	Description

4.1	Indenture, dated as of September 15, 2022, by and among T-Mobile USA, Inc., the Company and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to T-Mobile’s Current Report on Form 8-K filed with the SEC on September 15, 2022).

4.2	Twenty-Ninth Supplemental Indenture, dated as of August 5, 2025, by and among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, relating to T-Mobile USA, Inc.’s 6.700% Senior Notes due 2033.

4.3	Thirtieth Supplemental Indenture, dated as of August 5, 2025, by and among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, relating to T-Mobile USA, Inc.’s 6.250% Senior Notes due 2069.

4.4	Thirty-First Supplemental Indenture, dated as of August 5, 2025, by and among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, relating to T-Mobile USA, Inc.’s 5.500% Senior Notes due March 2070.

4.5	Thirty-Second Supplemental Indenture, dated as of August 5, 2025, by and among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, relating to T-Mobile USA, Inc.’s 5.500% Senior Notes due June 2070.

4.6	Form of 6.700% Senior Notes due 2033 (included in Exhibit 4.2).

4.7	Form of 6.250% Senior Notes due 2069 (included in Exhibit 4.3).

4.8	Form of 5.500% Senior Notes due March 2070 (included in Exhibit 4.4).

4.9	Form of 5.500% Senior Notes due June 2070 (included in Exhibit 4.5).

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

5.2	Opinion of Ryan Brady, Esq.

99.1	Press release, dated August 1, 2025, entitled “T-Mobile US, Inc. and T-Mobile USA, Inc. Announce Final Results of its Exchange Offers and Consent Solicitations for Certain of United States Cellular Corporation’s Outstanding Debt Securities”.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

August 5, 2025	/s/ Peter Osvaldik
Peter Osvaldik
Executive Vice President and Chief Financial Officer